Kayne Anderson

NextGen Energy & Infrastructure, Inc.

KMF Quarterly Report

August 31, 2021

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in energy infrastructure companies subjects it to the risks of the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Paper copies of Kayne Anderson NextGen Energy & Infrastructure, Inc.’s (the “Fund”) annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive paper copies of shareholder reports and other communications from the Fund anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-877-657-3863. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held directly with KA Fund Advisors, LLC.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

September 30, 2021

Dear Fellow Stockholders:

The world has been batting the COVID-19 pandemic for almost two years and, unfortunately, this global health crisis continues to have a meaningful impact on people across the globe. While we are optimistic that the worst of the pandemic is behind us in the United States, we also acknowledge that much work remains before the virus no longer poses a serious health threat. Further, we expect the global economy will be dealing with the knock-on effects of this pandemic well into 2022 — elevated inflation and supply chain disruptions are but two current examples — and we believe there could be periods of heightened volatility as market participants assess the impact of these events. We have positioned KMF’s balance sheet accordingly by reducing the Fund’s leverage levels for the time being.

In this letter, we discuss the energy infrastructure markets, KMF’s portfolio positioning and the Fund’s year-to-date performance. We are pleased with KMF’s performance thus far in fiscal 2021 and believe our stockholders have benefitted from KMF’s emphasis on NextGen Companies participating in the Energy Transition — including Utilities, Renewable Infrastructure Companies, and Natural Gas & LNG Infrastructure Companies. We are optimistic about the outlook for these sectors and for traditional midstream companies over the next few years and believe KMF is well positioned to benefit from the trends that underpin our optimism.

Market Conditions

During KMF’s fiscal third quarter, the S&P 500 returned 8%1 and was up 26% during the first nine months of fiscal 2021. Despite many uncertainties — including the pace of the economic recovery due to COVID-19, inflation, trade relations and both fiscal and monetary policy — the broader equity market continued to express optimism about the longer-term global economic outlook. Bonds also traded higher during the quarter, with the yield on 10-year U.S. Treasury bonds declining to around 1.3% at quarter-end versus 1.6% at the beginning of the quarter (the yield increased to 1.5% during September). We would not be surprised to see higher than normal volatility in both the equity and bond markets over the next few months as politicians in Washington, DC wrestle with tax and fiscal policy and the Fed likely commences its much-anticipated tapering of bond purchases.

Strength in energy commodities continued during KMF’s third quarter of fiscal 2021. WTI crude oil prices ended the quarter at $68.43 per barrel (up 3%) and traded over $75 per barrel during the summer. Crude oil inventories continue to decline globally as the recovery in demand outpaces the gradual return of supply by OPEC+. While prices could potentially trade higher in the short term, our longer-term outlook calls for WTI in the $55 to $60 per barrel range — a level that should still promote moderate growth in domestic production. The biggest story in energy commodities during fiscal Q3 was the natural gas market, where the U.S. benchmark price for natural gas increased approximately 50% to roughly $4.35 per million Btu at quarter-end. During September, prices have continued to rise (exceeding $5.00 per million Btu) due to of strong global demand and below-normal inventories heading into winter. These events have increased awareness of the critical role of natural gas in the global energy mix and the need for increased, reliable supplies of natural gas to displace traditional higher-carbon fuels.

Uncertainties on the political and regulatory fronts have arguably increased over the last three months and we seem destined for a political “showdown” on multiple issues this fall. However, as we said last quarter, we are optimistic that policies enacted will be positive for the energy infrastructure industry

1	Performance metrics in this letter represent total returns unless specifically noted otherwise.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

(particularly the renewable infrastructure sector and our investments geared towards the energy transition). There is also a growing awareness that traditional midstream companies will be important participants in the Energy Transition and many midstream companies are beginning to evaluate investment opportunities that capitalize on this trend.

Returns were mixed for KMF’s energy infrastructure sectors — renewable infrastructure, utilities and midstream (including natural gas and LNG infrastructure) — during the third quarter of fiscal 2021.

•	Renewable infrastructure returned 3%[2] for the quarter, similar to second quarter performance.

•	Utilities were up for the quarter, with the Utilities Select Sector SPDR ETF (XLU) returning 6% following a 12% return in the second quarter.

•

After two double-digit return quarters, midstream returns were slightly negative, with the Alerian Midstream Energy Index (AMNA) down 2%, underperforming the S&P 500 by approximately 1,000 basis points.

For the first three fiscal quarters, the AMNA returned 34%, which is approximately 780 basis points greater than the S&P 500’s return over the same time period. Utilities have returned 12% over this period while renewable infrastructure is up 10%. While the year-to-date returns for the renewable infrastructure and utility sectors are significantly lower than the gains experienced by the midstream sector, the third quarter exemplifies the benefits of KMF’s diversified portfolio with sizable allocations to utilities and renewables. We expect these two sectors to be relatively uncorrelated with midstream while providing meaningful exposure to the Energy Transition and electrification themes.

Portfolio and Performance

At the end of our third fiscal quarter, KMF’s allocation to equities of NextGen Companies — including Utilities, Renewable Infrastructure Companies, and Natural Gas & LNG Infrastructure Companies — was 59%, up from 57% at the end of our second fiscal quarter. The remainder of our portfolio is invested in equities of traditional midstream companies and credit/preferred securities of energy infrastructure companies. We continue to favor the equities of larger-cap and/or diversified companies across our entire portfolio of energy infrastructure investments. We believe these larger, diversified companies offer the best risk versus return prospects and they are better positioned to withstand a general market or sector downturn than their smaller-cap peers.

We are very pleased with KMF’s performance during the third fiscal quarter. KMF achieved a Net Asset Return of 2.6%3 and a Market Return of 2.8%4, marking the fifth consecutive quarter in which KMF posted positive Net Asset Returns. For the first nine months of fiscal 2021, KMF’s Net Asset Return was 31% and KMF’s Market Return was 44%. These returns are roughly twice those of more diversified infrastructure funds during this period. KMF’s performance also compares very favorably to less diversified, midstream-focused funds over this period despite having a much more diversified and less volatile portfolio. For more details on KMF’s performance please refer to the Quarterly Performance Section of our website at www.kaynefunds.com/kmf/#performance.

2

Based on a composite total return for 39 domestic and international renewable infrastructure companies (calculated on a weighted market-cap basis with individual constituents capped at a 10% weighting).

3	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
4	Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

Outlook

In July of last year, we announced our plan to transform KMF to focus on NextGen Companies participating in, or benefiting from, the Energy Transition to lower carbon and renewable forms of energy. In doing so, we acknowledged that KMF would be unique among infrastructure funds with its portfolio allocations to traditional Midstream, Natural Gas & LNG Infrastructure, Utilities and Renewable Infrastructure. We also recognized that the acceptance of KMF as an infrastructure fund focused on Energy Transition, rather than as a midstream fund, would take time. We believe KMF is off to a very good start, and we are encouraged that investors have started to take notice given the Fund’s performance over the last five quarters. KMF’s price to NAV discount has meaningfully compressed over the last year, but the Fund currently trades at a high teen discount. We believe this discount is unwarranted — in particular when you compare KMF’s price to NAV discount relative to other diversified infrastructure funds, which trade in-line with or at a premium to NAV. We believe the Fund’s attractive distribution and, hopefully, a continuation in steady, consistent Net Asset Returns will eventually garner more recognition from investors and result in a closer relationship between KMF’s stock price and its NAV.

We encourage investors to visit our website at www.kaynefunds.com for more information about the Fund, including the podcasts posted within the “Insights” page that discuss performance and key industry trends. We appreciate your investment in KMF and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of Energy Companies and Infrastructure Companies. We expect to invest the majority of our assets in securities of “NextGen” companies which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2021, we had total assets of $569 million, net assets applicable to our common stockholders of $414 million (net asset value of $8.77 per share), and 47.2 million shares of common stock outstanding. As of August 31, 2021, we held $558 million in equity investments and $7 million in debt investments.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2021.

Holding		Category(1)	Amount ($in millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.(2)	Midstream Company	$36.3	6.4%
2.	Targa Resources Corp.	Midstream Company	34.9	6.2
3.	The Williams Companies, Inc.	Natural Gas & LNG Infrastructure Company	27.2	4.8
4.	Cheniere Energy, Inc.	Natural Gas & LNG Infrastructure Company	25.7	4.6
5.	Brookfield Renewable Partners L.P.(3)	Renewable Infrastructure Company	25.5	4.5
6.	MPLX LP	Midstream Company	25.0	4.4
7.	Energy Transfer LP	Midstream Company	24.5	4.3
8.	TC Energy Corporation	Natural Gas & LNG Infrastructure Company	20.8	3.7
9.	NextEra Energy Partners, LP	Renewable Infrastructure Company	19.5	3.5
10.	Atlantica Sustainable Infrastructure plc	Renewable Infrastructure Company	18.0	3.2

			$257.4	45.6%

(1)	See Glossary of Key Terms for definitions.

(2)	Includes ownership of common and preferred units.

(3)	Includes ownership of Brookfield Renewable Partners, L.P (“BEP”) and Brookfield Renewable Corporation (“BEPC”).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2021

Investment Income.    Investment income totaled $3.1 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $6.6 million of dividends and distributions, of which $3.5 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Interest income was $0.1 million.

Operating Expenses.    Operating expenses totaled $3.4 million, including $1.8 million of investment management fees, $1.0 million of interest expense, $0.2 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense includes $0.1 million of non-cash amortization of debt issuance costs. Preferred stock distributions include less than $0.1 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $0.3 million.

Net Realized Gains.    We had net realized gains of $9.1 million, which includes $0.2 million of net realized gains from option activity.

Net Change in Unrealized Gains.    We had unrealized gains of $0.8 million, which includes $0.1 million of net unrealized gains from option activity and $0.8 million of unrealized gains on forward currency contracts.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $9.6 million.

Distributions to Common Stockholders

On September 23, 2021, KMF declared a quarterly distribution of $0.14 per common share for the third quarter, which was paid on October 8, 2021. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is one of several items considered by our Board of Directors in setting our distribution to common stockholders. Other factors taken into consideration by our Board of Directors include realized and unrealized gains and expected returns for portfolio investments. For instance, we expect earnings growth and/or excess free cash flows generated by our holdings will enhance shareholder value and, in turn, result in appreciation in our portfolio investments. Taking this into consideration when setting our distribution gives us an effective way to pass along these benefits to our stockholders.

NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2021
Distributions and Other Income from Investments
Dividends	$6.6
Interest Income	0.1
Net Premiums Received from Call Options Written	0.2

Total Distributions and Other Income from Investment	6.9
Expenses
Investment Management Fee	(1.8)
Other Expenses	(0.4)
Interest Expense	(0.9)
Preferred Stock Distributions	(0.2)

Net Distributable Income (NDI)	$3.6

Weighted Shares Outstanding	47.2

NDI per Weighted Share Outstanding	$0.077

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of senior unsecured notes (“Notes”) and mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations in the period in which the termination payments were incurred.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

Liquidity and Capital Resources

At August 31, 2021, we had total leverage outstanding of $154 million, which represented 27% of total assets. Total leverage was comprised of $85 million of Notes, $41 million of MRP Shares and $28 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). At such date, we had $2 million of cash and cash equivalents. As of October 22, 2021, we had $23 million borrowings outstanding under our Credit Facility and we had $1 million of cash.

Our Credit Facility has a total commitment of $50 million and matures on February 25, 2022. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

On August 6, 2021, we entered into a $20 million unsecured revolving credit facility with Sumitomo Mitsui Banking Corporation (“Bank Facility”). The Bank Facility has a three-year term, maturing August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month LIBOR plus 1.35%. The Fund will pay a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility. As of August 31, 2021, we did not have any borrowings under the Bank Facility.

At August 31, 2021, we had $85 million of Notes outstanding that mature between 2022 and 2025 and we had $41 million of MRP Shares outstanding that are subject to mandatory redemption on 2024 and 2026. On July 28, 2021, we completed a private placement of $12 million of Series J MRP Shares.

At August 31, 2021, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 505% for debt and 369% for total leverage (debt plus preferred stock).

Our target asset coverage ratio with respect to our debt is 460% and our target total leverage asset coverage ratio is 345%. At times we may be above or below these targets depending on market conditions as well as certain other factors.

As of August 31, 2021, our total leverage consisted 69% of fixed rate obligations and 31% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 2.96%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 136.3%
Equity Investments(1) — 134.7%
Midstream Company(2) — 48.2%
DCP Midstream, LP — Series A Preferred Units(3)(4)	1,785	$1,723
Enbridge Inc.(5)	348	13,678
Energy Transfer LP(3)	2,632	24,475
EnLink Midstream Partners, LP, — Series C Preferred Units(6)	6,005	4,507
Enterprise Products Partners L.P.(3)	755	16,795
Enterprise Products Partners L.P. — Convertible Preferred Units(3)(7)(8)(9)	18	19,457
Magellan Midstream Partners, L.P.(3)	179	8,789
MPLX LP (3)	891	25,041
ONEOK, Inc.	269	14,142
Pembina Pipeline Corporation(5)	468	14,238
Phillips 66 Partners LP(3)	35	1,241
Plains GP Holdings, L.P.(10)(11)	922	8,996
Plains GP Holdings, L.P. — Plains AAP, L.P.(7)(10)(11)(12)	690	6,730
Rattler Midstream LP(10)	424	4,620
Targa Resources Corp.(13)	794	34,891

		199,323

Renewable Infrastructure Company(2)(14) — 29.6%
Atlantica Sustainable Infrastructure plc(5)	479	18,003
Brookfield Renewable Partners L.P.(5)	412	16,699
Brookfield Renewable Corporation — Class A(5)	202	8,831
Clearway Energy, Inc. — Class A	231	6,858
Clearway Energy, Inc. — Class C	137	4,304
Corporacion Acciona Energias Renovables, S.A.(5)(15)	175	6,257
EDP Renováveis, S.A.(5)	61	1,630
Enviva Partners, LP(3)(16)	231	12,489
Innergex Renewable Energy Inc.(5)	460	7,331
NextEra Energy Partners, LP	244	19,503
Northland Power Inc.(5)	308	10,183
Orsted A/S(5)	32	5,024
Polaris Infrastructure Inc.(5)	63	926
Terna Energy S.A.(5)	309	4,420

		122,458

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Utility Company(2) — 29.3%
AB Ignitis Grupe(5)(14)	94	$2,753
Algonquin Power & Utilities Corp.(5)(14)	437	6,787
Algonquin Power & Utilities Corp. — Convertible Preferred Units(5)(14)(17)	93	4,696
Avangrid, Inc.(14)	99	5,388
Dominion Energy, Inc.(14)	87	6,795
Duke Energy Corporation(14)	86	9,032
EDP — Energias de Portugal, S.A.(5)(14)	1,352	7,425
Enel — Società per Azioni(5)(14)	837	7,621
Engie SA(5)(14)	225	3,224
Evergy, Inc.(14)	56	3,861
Eversource Energy	80	7,240
Iberdrola, S.A.(5)(14)	249	3,083
NextEra Energy, Inc.(14)	156	13,136
RWE AG(5)(14)	51	2,003
Sempra Energy(14)	61	8,021
SSE plc(5)(14)	283	6,358
The AES Corporation(14)	157	3,736
The AES Corporation — Convertible Preferred Shares(14)(18)	50	4,964
TransAlta Corporation(5)(14)	824	8,072
Xcel Energy Inc.(14)	106	7,281

		121,476

Natural Gas & LNG Infrastructure Company(2)(14) — 25.9%
Cheniere Energy, Inc.(13)(19)	294	25,687
Cheniere Energy Partners, L.P.(3)	160	6,545
DT Midstream, Inc.	254	11,785
Equitrans Midstream Corporation	163	1,421
Kinder Morgan, Inc.	858	13,966
TC Energy Corporation(5)	438	20,810
The Williams Companies, Inc.	1,101	27,176

		107,390

Other Energy Company(2) — 1.7%
Phillips 66	98	6,953

Total Equity Investments (Cost — $515,613)		557,600

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 1.6%
Midstream Company(2) — 1.6%
Buckeye Partners, L.P. (Cost — $5,728)	6.375%	1/22/78	$7,301	6,644

Total Long-Term Investments — 136.3% (Cost — $521,341)				564,244

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Notional Amount(20)	Value
Liabilities
Call Option Contracts Written(19)
Midstream Company(2)
Targa Resources Corp.	$45.00	9/17/21	250	$1,098	$(25)
Targa Resources Corp.	46.00	9/17/21	500	2,196	(33)
Targa Resources Corp.	48.00	10/15/21	1,000	4,392	(80)

					(138)

Natural Gas & LNG Infrastructure Company(2)
Cheniere Energy, Inc.	92.50	9/17/21	350	3,061	(14)
Cheniere Energy, Inc.	97.50	10/15/21	150	1,312	(10)

					(24)

Total Call Option Contracts Written (Premiums Received — $210)					(162)

Debt					(112,515)
Mandatory Redeemable Preferred Stock at Liquidation Value					(41,491)
Other Assets in Excess of Other Liabilities					3,844

Net Assets Applicable to Common Stockholders					$413,920

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the Glossary of Key Terms for the definitions.

(3)

Securities are treated as a qualified publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as qualified publicly-traded partnerships. The Fund had 20.5% of its total assets invested in qualified publicly-traded partnerships at August 31, 2021. It is the Fund’s intention to be treated as a RIC for tax purposes.

(4)

Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.375% per annum through December 15, 2022. On and after December 15, 2022, distributions on the Series A Preferred Units will be payable at a rate equal to the three-month LIBOR plus 5.148% per annum.

(5)	Foreign security.

(6)

Series C Preferred Units are cumulative redeemable perpetual units. Distributions on the Series C Preferred Units are payable at a rate of 6.0% per annum through December 15, 2022. On and after December 15, 2022, the rate will be based on three-month LIBOR, determined quarterly, plus 4.11%.

(7)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2021, the aggregate value of restricted securities held by the Fund was $26,187 (4.6% of total assets), which included $6,730 of Level 2 securities and $19,457 of Level 3 securities. See Note 7 — Restricted Securities.

(8)	Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(9)	The Enterprise Products Partners, L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of the EPD’s common units at such time.

(10)	This company is structured like an MLP, but is not treated as a qualified publicly-traded partnership for RIC qualification purposes.

(11)	The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). See Note 5 — Agreements and Affiliations.

(12)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2021, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(13)	Security or a portion thereof is segregated as collateral on option contracts written.

(14)

For the purposes of the Fund’s investment policies, it considers NextGen companies to be Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes we include Renewable Infrastructure Companies, Natural Gas & LNG Infrastructure Companies and certain Utility Companies.

(15)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(16)

On October 15, 2021, Enviva Partners, LP announced its intention to convert from a master limited partnership to a corporation to be named Enviva Inc. The conversion is expected to take effect as of December 31, 2021.

(17)

The Algonquin Power & Utilities Corp. Convertible Preferred Units (“AQNU”) consists of a 1/20, or 5%, undivided beneficial interest in a $1,000 principal amount remarketable senior note of Algonquin Power & Utilities Corp. (“AQN”) due June 15, 2026, and a contract to purchase AQN common shares on June 15, 2024 based on a reference price determined by the volume-weighted average AQN common share price over the preceding 20 day trading period. AQNU pays quarterly distributions at a rate of 7.75% per annum.

(18)

The AES Corporation Convertible Preferred Stock is comprised of a purchase contract and a 1/10, or 10%, undivided beneficial ownership interest in one share of 0% Series A Cumulative Perpetual Convertible Preferred Stock, without par value, with a liquidation preference of $1,000 per share (“Series A Preferred Stock”). The purchase contract obligates holders to purchase on February 15, 2024, for a price of $100, a number of newly issued shares of the company’s common stock. The purchase contracts pay quarterly contract adjustment payments at a rate of 6.875% per annum on the stated amount of $100 per purchase contract. Prior to February 15, 2024, the Series A Preferred Stock may be converted at the option of the holder only under limited circumstances in connection with a fundamental change. On and after February 15, 2024, the Series A Preferred Stock may be converted freely at the option of the holder. The conversion rate is initially 31.5428 shares of common stock per one share of Series A Preferred Stock.

(19)	Security is non-income producing.

(20)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2021.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

At August 31, 2021, the Fund’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	68.1%
Canada	19.9%
Europe/U.K.	12.0%

Schedule of Outstanding Forward Currency Contracts

Settlement Date(1)	Currency to be delivered		Value (USD)	Currency to be received		Value (USD)	Unrealized Appreciation (Depreciation)(2)
11/30/2021	26,493	EUR	$31,345	31,593	USD	$31,593	$248
11/30/2021	30,793	CAD	24,412	24,874	USD	24,874	462
11/30/2021	4,070	GBP	5,597	5,655	USD	5,655	58
11/30/2021	25,245	DKK	4,015	4,047	USD	4,047	32

Total Forward Currency Contracts			$65,369			$66,169	$800

CAD – Canadian Dollar

DKK – Danish Krone

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

(1)	Bannockburn Global Forex, LLC is the counterparty for all outstanding forward currency contracts held by the Fund as of August 31, 2021.

(2)	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2021

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS

Investments, at fair value:

Non-affiliated (Cost — $478,010)	$548,518

Affiliated (Cost — $43,331)	15,726

Cash	1,706

Deposits with brokers	359

Forward currency contracts	800

Interest, dividends and distributions receivable (Cost — $1,841)	1,836

Deferred credit facility offering costs and other assets	358

Total Assets	569,303

LIABILITIES

Investment management fee payable	602

Accrued directors’ fees	65

Call option contracts written (Premiums received — $210)	162

Accrued expenses and other liabilities	1,464

Credit facility	28,000

Notes	84,515

Unamortized notes issuance costs	(252)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,659,657 shares issued and outstanding)	41,491

Unamortized mandatory redeemable preferred stock issuance costs	(664)

Total Liabilities	155,383

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$413,920

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (47,197,462 shares issued and outstanding, 198,340,343 shares authorized)	$47

Paid-in capital	816,368

Total distributable earnings (loss)	(402,495)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$413,920

NET ASSET VALUE PER COMMON SHARE	$8.77

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2021	For the Nine Months Ended August 31, 2021
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,292	$18,379
Affiliated investments	290	788

Total dividends and distributions (after foreign taxes withheld of $222 and $735, respectively)	6,582	19,167
Return of capital	(3,451)	(9,665)
Distributions in excess of cost basis	(120)	(360)

Net dividends and distributions	3,011	9,142
Interest income	117	474

Total Investment Income	3,128	9,616

Expenses
Investment management fees	1,791	4,910
Professional fees	108	287
Directors’ fees	63	201
Administration fees	69	200
Reports to stockholders	39	110
Insurance	41	121
Custodian fees	15	42
Other expenses	54	171

Total Expenses — before interest expense and preferred distributions	2,180	6,042
Interest expense including amortization of offering costs	1,005	2,951
Distributions on mandatory redeemable preferred stock including amortization of offering costs	237	846

Total Expenses	3,422	9,839

Net Investment Loss	(294)	(223)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	8,971	13,813
Foreign currency transactions	(60)	(45)
Options	173	279

Net Realized Gains	9,084	14,047

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	1,461	80,123
Investments — affiliated	(1,574)	3,008
Forward currency contracts	800	800
Foreign currency translations	(8)	(8)
Options	101	49

Net Change in Unrealized Gains	780	83,972

Net Realized and Unrealized Gains	9,864	98,019

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$9,570	$97,796

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2021 (Unaudited)		For the Fiscal Year Ended November 30, 2020
OPERATIONS
Net investment loss(1)	$(223)		$(7,134)
Net realized gains (losses)	14,047		(167,744)
Net change in unrealized gains (losses)	83,972		(5,197)

Net Increase (Decrease) in Net Assets Resulting from Operations	97,796		(180,075)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(15,103	)(2)	(22,129)
Distributions — return of capital	—	(2)	(526)

Dividends and Distributions to Common Stockholders	(15,103)		(22,655)

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	82,693		(202,730)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	331,227		533,957

End of period	$413,920		$331,227

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

Distributions paid to common stockholders for the nine months ended August 31, 2021 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2021

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations	$97,796

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	9,665
Distributions in excess of cost basis	360
Net realized gains (excluding foreign currency transactions)	(14,092)
Net change in unrealized gains (excluding foreign currency translations)	(83,980)
Accretion of bond discounts, net	(18)
Purchase of long-term investments	(154,729)
Proceeds from sale of long-term investments	126,274
Increase in deposits with brokers	(112)
Increase in interest, dividends and distributions receivable	(333)
Amortization of deferred debt offering costs	334
Amortization of mandatory redeemable preferred stock offering costs	161
Decrease in other assets	70
Decrease in payable for securities purchased	(1,998)
Increase in investment management fee payable	173
Increase in premiums received on call option contracts written	211
Decrease in accrued directors’ fees	(12)
Decrease in accrued expenses and other liabilities	(112)

Net Cash Used in Operating Activities	(20,342)

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in borrowings under credit facility	24,000

Redemption of mandatory redeemable preferred stock	(18,051)

Proceeds from mandatiry redeemable preferred stock	32,000

Costs associated with offering/redemption of mandatory redeemable preferred stock	(610)

Costs associated with renewal of credit facility	(346)

Cash distributions paid to common stockholders	(15,103)

Net Cash Provided by Financing Activities	21,890

NET CHANGE IN CASH	1,548

CASH — BEGINNING OF PERIOD	158

CASH — END OF PERIOD	$1,706

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2021, interest paid related to debt obligations was $2,618.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2021 (Unaudited)		For the Fiscal Year Ended November 30,
			2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$7.02		$11.31	$12.57	$14.15
Net investment income (loss)(2)	—		(0.15)	(0.10)	(0.18)
Net realized and unrealized gains (losses)	2.07		(3.66)	(0.29)	(0.19)

Total income (loss) from operations	2.07		(3.81)	(0.39)	(0.37)

Common dividends — dividend income(3)	(0.32)		(0.47)	—	(0.10)
Common distributions — long-term capital gains(3)	—		—	—	—
Common distributions — return of capital(3)	—		(0.01)	(0.93)	(1.10)

Total dividends and distributions — common	(0.32)		(0.48)	(0.93)	(1.20)

Offering expenses associated with the issuance of common stock	—		—	—	(0.01	)(5)
Effect of shares issued in reinvestment of distributions	—		—	—	—
Effect of issuance of common stock	—		—	—	—
Effect of common stock repurchased	—		—	0.06	—

Net asset value, end of period	$8.77		$7.02	$11.31	$12.57

Market value per share of common stock, end of period	$7.23		$5.25	$9.65	$10.96

Total investment return based on common stock market value(6)	44.4	%(7)	(41.0)%	(4.2)%	(6.7)%
Total investment return based on net asset value(8)	31.0	%(7)	(32.7)%	(2.1)%	(2.6)%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$413,920		$331,227	$533,957	$614,603
Ratio of expenses to average net assets
Management fees(10)	1.7%		1.9%	1.8%	1.8%
Other expenses	0.4		0.4	0.3	0.4

Subtotal	2.1		2.3	2.1	2.2
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3		3.2	1.9	1.8
Management fee waiver	—		—	—	—
Excise taxes	—		—	—	—

Total expenses	3.4%		5.5%	4.0%	4.0%

Ratio of net investment income (loss) to average net assets(2)	(0.1)%		(2.0)%	(0.8)%	(1.1)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	25.5	%(7)	(50.7)%	(2.7)%	(16.1)%
Portfolio turnover rate	24.4	%(7)	51.8%	30.0%	21.9%
Average net assets	$383,740		$354,957	$604,030	$420,605
Notes outstanding, end of period(11)	$84,515		$84,515	$200,923	$200,923
Credit facility outstanding, end of period(11)	$28,000		$4,000	$—	$24,000
Term loan outstanding, end of period(11)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$41,491		$27,542	$75,000	$75,000
Average shares of common stock outstanding	47,197,462		47,197,462	47,903,748	30,639,065
Asset coverage of total debt(12)	504.8%		505.3%	403.1%	406.6%
Asset coverage of total leverage (debt and preferred stock)(13)	368.8%		385.4%	293.5%	304.9%
Average amount of borrowings per share of common stock during the period(1)	$2.37		$2.67	$4.25	$4.39

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015		2014

Per Share of Common Stock(1)
Net asset value, beginning of period	$17.41	$17.56	$39.51		$35.75
Net investment income (loss)(2)	0.14	(0.07)	0.30		(0.01)
Net realized and unrealized gains (losses)	(2.10)	1.43	(18.42)		5.61

Total income (loss) from operations	(1.96)	1.36	(18.12)		5.60

Common dividends — dividend income(3)	(0.03)	(1.50)	(1.68)		(1.57)
Common distributions — long-term capital gains(3)	—	—	(2.14)		(0.34)
Common distributions — return of capital(3)	(1.27)	—	—		—

Total dividends and distributions — common	(1.30)	(1.50)	(3.82	)(4)	(1.91)

Offering expenses associated with the issuance of common stock	—	—	—		—
Effect of shares issued in reinvestment of distributions	—	(0.01)	(0.01)		(0.02)
Effect of issuance of common stock	—	—	—		—
Effect of common stock repurchased	—	—	—		0.09

Net asset value, end of period	$14.15	$17.41	$17.56		$39.51

Market value per share of common stock, end of period	$12.88	$15.33	$15.46		$35.82

Total investment return based on common stock market value(6)	(8.7)%	12.7%	(50.2)%		15.3%
Total investment return based on net asset value(8)	(11.7)%	12.7%	(48.7)%		16.4%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$311,843	$383,557	$380,478		$854,257
Ratio of expenses to average net assets
Management fees(10)	1.7%	1.8%	1.9%		1.7%
Other expenses	0.4	0.5	0.2		0.2

Subtotal	2.1	2.3	2.1		1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7	3.8	2.5		1.7
Management fee waiver	—	—	—		—
Excise taxes	—	—	0.4		—

Total expenses	3.8%	6.1%	5.0%		3.6%

Ratio of net investment income (loss) to average net assets(2)	0.9%	(0.5)%	1.0%		(0.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(11.9)%	10.3%	(58.3)%		14.0%
Portfolio turnover rate	25.5%	48.2%	45.3%		45.3%
Average net assets	$360,869	$314,015	$672,534		$887,585
Notes outstanding, end of period(11)	$91,000	$91,000	$185,000		$235,000
Credit facility outstanding, end of period(11)	$—	$—	$—		$—
Term loan outstanding, end of period(11)	$—	$27,000	$—		$46,000
Mandatory redeemable preferred stock, end of period(11)	$35,000	$35,000	$70,000		$105,000
Average shares of common stock outstanding	22,034,170	21,975,582	21,657,943		21,897,671
Asset coverage of total debt(12)	481.1%	454.7%	343.5%		441.4%
Asset coverage of total leverage (debt and preferred stock)(13)	347.5%	350.7%	249.2%		321.3%
Average amount of borrowings per share of common stock during the period(1)	$5.16	$4.86	$11.16		$12.84

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.01	$25.94	$23.80
Net investment income (loss)(2)	(0.06)	0.17	0.29
Net realized and unrealized gains (losses)	8.61	4.64	3.12

Total income (loss) from operations	8.55	4.81	3.41

Common dividends — dividend income(3)	(1.15)	(1.30)	(1.20)
Common distributions — long-term capital gains(3)	(0.66)	(0.41)	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.81)	(1.71)	(1.20)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	—	(0.03)	(0.04)
Effect of issuance of common stock	—	—	(0.03)
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$35.75	$29.01	$25.94

Market value per share of common stock, end of period	$32.71	$28.04	$22.46

Total investment return based on common stock market value(6)	23.5%	33.3%	(5.5)%
Total investment return based on net asset value(8)	30.5%	19.4%	14.7%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$788,057	$635,226	$562,044
Ratio of expenses to average net assets
Management fees(10)	1.8%	1.7%	1.6%
Other expenses	0.2	0.3	0.3

Subtotal	2.0	2.0	1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.8	1.3
Management fee waiver	—	—	(0.3)
Excise taxes	0.1	—	—

Total expenses	3.9%	3.8%	2.9%

Ratio of net investment income (loss) to average net assets(2)	(0.2)%	0.6%	1.1%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	25.9%	16.8%	13.4%
Portfolio turnover rate	49.1%	67.6%	74.1%
Average net assets	$726,248	$620,902	$537,044
Notes outstanding, end of period(11)	$205,000	$165,000	$115,000
Credit facility outstanding, end of period(11)	$50,000	$48,000	$45,000
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$65,000	$65,000	$35,000
Average shares of common stock outstanding	21,969,288	21,794,596	21,273,512
Asset coverage of total debt(12)	434.5%	428.7%	473.2%
Asset coverage of total leverage (debt and preferred stock)(13)	346.3%	328.5%	388.2%
Average amount of borrowings per share of common stock during the period(1)	$10.51	$8.85	$6.50

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The actual characterization of the distributions made during the nine months ended August 31, 2021 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(9)	Unless otherwise noted, ratios are annualized.

(10)	Ratio reflects total management fee before waiver, if any.

(11)	Principal/liquidation value.

(12)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(13)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a Maryland corporation and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of Energy Companies and Infrastructure Companies. The Fund expects to invest the majority of its assets in “NextGen” companies, defined as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. See Glossary of Key Terms. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy. See Note 3 — Fair Value.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of August 31, 2021, the Fund held 4.7% of its net assets applicable to common stockholders (3.4% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at August 31, 2021 was $19,457. See Note 3 — Fair Value and Note 7 — Restricted Securities.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

Forward currency contracts. The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund utilizes forward contracts for foreign currency hedging purposes or volatility management purposes.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation date, and unrealized appreciation or depreciation is recorded as the difference between the contractual exchange rates and the forward exchange rates as of each valuation date applied to the notional amount of each contract. A realized gain or loss is recorded at the time the forward contract expires. The value of the forward currency contracts is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. For details on valuation, see Note 2 — Significant Accounting Policies — Investment Valuation.

The Fund expects to hedge a significant portion of its foreign currency rate risk but may have forward currency contracts that exceed or are less than the amount of foreign currency risk on any given date. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. These contracts may involve market risk in excess of the net receivable or payable reflected on the Statement of Assets and Liabilities. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of dividends and distributions received from its investments based on historical information available and on other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s investments are limited to the total amount of the cash distributions received from such investments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended August 31, 2021	For the Nine Months Ended August 31, 2021

Dividends and distributions (before foreign taxes withheld of $222 and $735, respectively, and excluding distributions in excess of cost basis)	$6,684	$19,541

Dividends and distributions — % return of capital	52%	49%

Return of capital — attributable to net realized gains (losses)	$244	$816

Return of capital — attributable to net change in unrealized gains (losses)	3,207	8,849

Total return of capital	$3,451	$9,665

For the nine months ended August 31, 2021, the Fund estimated the return of capital portion of dividends and distributions received to be $9,597 (49%). During the nine months ended August 31, 2021, the Fund increased its return of capital estimate for the year by $68 due to 2020 tax reporting information received by the Fund in fiscal 2021. As a result, the return of capital percentage for the nine months ended August 31, 2021 was 49%. In addition, for the nine months ended August 31, 2021, the Fund estimated the cash distributions received that were in excess of cost basis to be $360.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the nine months ended August 31, 2021, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2016 remain open and subject to examination by federal and state tax authorities.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

O. LIBOR Transition — The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR by the end of 2021. Alternative reference rates have been established or are in development in most major currencies, including with regards to the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact of the transition to a new reference rate. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2021, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments and Schedule of Outstanding Forward Currency Contracts. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$557,600	$492,255	$45,888	(1)	$19,457
Debt investments	6,644	—	6,644		—
Forward currency contracts	800	—	800	(2)	—

Total assets at fair value	$565,044	$492,255	$53,332		$19,457

Liabilities at Fair Value
Call option contracts written	$162	$—	$162		$—

(1)

As of August 31, 2021, this amount represents (a) the value of the Fund’s foreign securities that were priced by an independent pricing service (see Note 2 — Significant Accounting Policies for the investment valuation of foreign securities) and (b) the value of the Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2)	These forward currency contracts are valued at the unrealized appreciation(depreciation) on the instrument.

As of August 31, 2021, the Fund had Notes outstanding with aggregate principal amount of $84,515 and 1,659,657 shares of MRP Shares outstanding with a total liquidation value of $41,491. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2021, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$84,515	$89,200
MRP Shares	$41,491	$42,100

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2021.

Three Months Ended August 31, 2021	Equity
Balance — May 31, 2021	$24,212
Purchases	—
Sales	(4,955)
Transfers out to Level 1 and 2	—
Realized gains (losses)	64
Unrealized gains (losses), net	136

Balance — August 31, 2021	$19,457

Net change in unrealized gain (loss) of investments still held at August 31, 2021	$10

Nine Months Ended August 31, 2021	Equity Investments
Balance — November 30, 2020	$17,394
Purchases	5,137
Sales	(4,955)
Transfers out to Level 1 and 2	—
Realized gains (losses)	64
Change in unrealized gains (losses), net	1,817

Balance — August 31, 2021	$19,457

Net change in unrealized gain (loss) of investments still held at August 31, 2021	$1,515

The purchase of $5,137 relates to the Fund’s investment in Enterprise Products Partners L.P. — Convertible Preferred Units, that was made in March of 2021.

Sales of $4,955 relate to the Fund’s investment in Equitrans Midstream Corporation (“ETRN”) Convertible Preferred Shares. In connection with these sales, the Fund realized a gain of $64. This realized gain is included on the Fund’s Statement of Operations — Net Realized Gains (Losses).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The $136 and $1,817 increase in unrealized gains (net) for the three and nine months ended August 31, 2021, respectively, relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted valuation based on these scenarios. Under the first scenario, the valuation assumes that the Fund holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2022) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, the Fund estimates the credit spread for the convertible preferred units, which is based on (a) the spread of EPD’s unsecured notes with a focus on its notes maturing February 2026, (b) the spread of publicly traded hybrid securities of similar investment grade issuers in the energy industry (including EPD, where applicable), and (c) the subordination spread, which is based on the average spread of preferred securities of similar investment grade issuers in the energy industry over their publicly traded hybrid notes. The Fund’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, the Fund applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2021:

Quantitative Table for Valuation Techniques

				Range
Assets Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
EPD	$19,457	- Discounted cash flow analysis	- Discount rate	2.2%	2.9%	2.5%
Convertible Preferred Units			- Illiquidity discount	4.1%	4.1%	4.1%

4.	Risk Considerations

The Fund’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Fund also invests in securities of foreign issuers, predominantly those located in Canada and Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

The Fund may hedge against currency risk resulting from investing in securities valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions may result in losses greater than if they had not been used, may require selling or purchasing portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold on to a security that it might otherwise sell.

At August 31, 2021, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies(1)	100.0%
Equity securities	98.8%
NextGen Companies(1)	61.0%
Debt securities	1.2%
Securities of PTPs	20.7%
Largest single issuer	6.4%
Restricted securities	4.6%

(1)	Refer to the Glossary of Key Terms for the definition of Energy Companies and NextGen Companies.

The stock market has been subject to significant volatility over the last 18 months, which has increased the risks associated with an investment in the Fund. In particular the financial markets have been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Fund, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the energy infrastructure companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of energy infrastructure companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain dividends and distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. The investment management agreement has a current term through April 30, 2022 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the nine months ended August 31, 2021, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

D. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Plains AAP, L.P., and Plains GP Holdings, L.P. — Kayne Anderson Capital Advisors, L.P. (“KACALP”) is the managing member of KAFA. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own Plains GP Holdings L.P. (“PAGP”) shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP.

The following table summarizes the Fund’s investments in affiliates as of and for the three and nine months ended August 31, 2021:

			Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Plains GP Holdings, L.P.	922	$8,996	$166	$416	$—	$—	$(894)	$1,414
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	6,730	124	372	—	—	(680)	1,594

Total		$15,726	$290	$788	$—	$—	$(1,574)	$3,008

(1)	See Schedule of Investments for investment classifications.
(2)

During the three and nine months ended August 31, 2021, the Fund purchased 227 units of PAGP. During the three and nine months ended August 31, 2021, there were no purchases of PAGP-AAP and no sales of any affiliates.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from PTPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of August 31, 2021, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s PTP investments; and (c) other basis adjustments in the Fund’s PTPs and other investments.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On August 6, 2018, KMF completed its merger with KYE. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. At the time of the merger, $130,791 of capital loss carryforwards were subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. As of November 30, 2020, the Fund had approximately $72,500 of capital loss carryforwards subject to limitations under Section 382.

For the fiscal year ended November 30, 2020, the tax character of the total $22,655 distributions paid to common stockholders was $22,129 of dividend income and $526 of return of capital. The tax character of the total $2,956 distributions paid to holders of MRP shares was dividend income.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in PTPs.

At August 31, 2021, the cost basis of investments for federal income tax purposes was $536,474, and the premiums received on outstanding option contracts written were $210. At August 31, 2021, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$97,423
Gross unrealized depreciation of investments (including options, if any)	(68,006)

Net unrealized appreciation of investments before foreign currency related translations	29,417
Unrealized appreciation on forward currency contracts and foreign currency related translations	793

Net unrealized appreciation of investments	$30,210

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2021, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$966	$6,730	$9.76	1.6%	1.2%
Level 3 Investments(4)
Equity Investments
Enterprise Products Partners L.P.
Convertible Preferred Units	(2)	(5)	18	$17,524	$19,457	$1,103.22	4.7%	3.4%

Total of all restricted investments				$18,490	$26,187		6.3%	4.6%

(1)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of August 31, 2021, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $4,941 of call options during the nine months ended August 31, 2021.

Interest Rate Swap Contracts — As of August 31, 2021, the Fund did not have any interest rate swap contracts outstanding.

Forward Currency Contracts — During the three months ended August 31, 2021, the Fund had average ending monthly forward currency contract values to buy and sell of $66,169 and $65,772, respectively.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2021
Forward currency contracts	Forward currency contracts	$800
Call options written	Call option contracts written	(162)

		$638

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2021
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Forward currency contracts	Forward currency contracts	$—	$800
Call options written	Options	173	101

		$173	$901

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

		For the Nine Months Ended August 31, 2021
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Forward currency contracts	Forward currency contracts	$—	$800
Call options written	Options	279	49

		$279	$849

9.	Investment Transactions

For the nine months ended August 31, 2021, the Fund purchased and sold securities in the amounts of $154,729 and $126,274 (excluding short-term investments).

10.	Credit Facility

As of August 31, 2021, the Fund had a $50,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 25, 2022. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2021, the average amount outstanding under the Credit Facility was $27,500 with a weighted average rate of 1.45%. As of August 31, 2021, the Fund had $28,000 outstanding under the Credit Facility at an interest rate of 1.43%.

On August 6, 2021, the Fund entered into a $20,000 unsecured revolving credit facility (“Bank Facility”) that matures on August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month LIBOR plus 1.35%. The Fund will pay a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility. As of August 31, 2021, the Fund did not have any borrowings under the Bank Facility.

As of August 31, 2021, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Bank Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At August 31, 2021, the Fund had $84,515 aggregate principal amount of Notes outstanding. The table below sets forth a summary of the key terms of each series of Notes outstanding at August 31, 2021.

	Principal Outstanding August 31, 2021	Unamortized Issuance Costs	Estimated Fair Value August 31, 2021	Fixed Interest Rate	Maturity
Series
C	$4,424	$5	$4,600	4.00%	3/22/22
D	40,000	109	42,000	3.34%	5/1/23
H	21,856	62	22,900	3.72%	8/8/23
I	18,235	76	19,700	3.82%	8/8/25

	$84,515	$252	$89,200

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the Series C and D Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series H and I Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of August 31, 2021, the weighted average interest rate on the outstanding Notes was 3.58%.

As of August 31, 2021, each series of Notes was rated “AAA” by KBRA. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2021, the Fund was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At August 31, 2021, the Fund had 1,659,657 shares of MRP Shares outstanding, with a total liquidation value of $41,491 ($25.00 per share). During the nine months ended August 31, 2021, the Fund issued $32,000 of MRP Shares and redeemed $18,051 of MRP Shares.

The table below sets forth a summary of the issuances, redemptions and the key terms of each series of MRP Shares outstanding at August 31, 2021.

Series	Liquidation Value November 30, 2020	Liquidation Value Issued	Liquidation Value Redeemed	Liquidation Value August 31, 2021	Unamortized Issuance Costs	Estimated Fair Value August 31, 2021	Rate	Mandatory Redemption Date
F	$5,354	$—	$(5,354)	$—	$—	$—	4.06%	7/30/21
G	12,697	—	(12,697)	—	—	—	3.36%	9/7/21
H	9,491	—	—	9,491	119	10,000	4.07%	12/1/24
I	—	20,000	—	20,000	352	20,100	3-month LIBOR + 175 bps	6/1/26
J	—	12,000	—	12,000	193	12,000	2.44%	9/1/26

	$27,542	$32,000	$(18,051)	$41,491	$664	$42,100

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2021, each series of MRP Shares was rated “A+” by KBRA.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2021, the Fund was in compliance with the asset coverage requirements of its MRP Shares.

13.	Common Stock

At August 31, 2021, the Fund had 198,430,343 shares of common stock authorized and 47,197,462 shares outstanding. As of August 31, 2021, KAFA owned 4,000 shares of the Fund. During the nine months ended August 31, 2021, there were no common stock transactions.

14.	Subsequent Events

On September 23, 2021, the Fund declared a quarterly distribution of $0.14 per common share for the third quarter. The total distribution of $6,608 was paid October 8, 2021. Of this total, pursuant to the Fund’s dividend reinvestment plan, $344 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

"Natural Gas & LNG Infrastructure Companies" means Midstream Companies that primarily own and/or operate Midstream Assets related to natural gas or liquefied natural gas.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

“NextGen Companies” are Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Michael J. O’Neil	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.